Second Quarter 2025 Earnings Conference Call August 6, 2025 Exhibit 99.2

2 Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; projected capital expenditures; the results of our refinery improvement plan; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; projections of third party EBITDA for Delek Logistics; liquidity and EBITDA impacts from strategic and intercompany transactions; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding actions of OPEC and non-OPEC oil producing countries impacting crude oil production and; risks and uncertainties related to the integration by Delek Logistics of the Delaware and Permian Gathering business following its acquisition; risks and uncertainties related to the integration by Delek Logistics of the H2O Midstream and Gravity businesses following the acquisitions; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, gathering, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions, including risks and uncertainties with respect to the possible benefit of the retail, H20 Midstream and Gravity transactions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Midland Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur, or which Delek US or Delek Logistics becomes aware of, after the date hereof, except as required by applicable law or regulation.

• DK Operations ◦ Delivered another safe, reliable, and record throughput quarter ◦ Well-positioned for a strong finish to the summer driving season ◦ Optimizing capital efficiency with lower 2H’25 CAPEX • EOP & SOTP efforts ◦ Achieved run-rate of $120mm in cash flow improvement in 2Q’25 ◦ ~$30mm of EOP Improvements flowing through 2Q'25 P&L ◦ EOP target raised to $130-170mm in cash flow improvements ◦ Strong shareholder returns with ~$150mm (buybacks & dividends) over the last 12 months(~12% yield**) • Delek Logistics reports another record quarter ◦ On track to deliver 2025 EBITDA guidance of $480-520mm ◦ Successfully commissioned the Libby 2 gas plant ◦ On track to play a pivotal role in sour gas gathering & processing and acid gas injection capabilities in the Delaware Basin ◦ Successfully completed ~$700mm high yield debt offering ◦ Celebrating 50 consecutive quarters of distribution growth Overview 3*Includes purchases made in 3QTD, ** Annualized as of 6/30/25

Strategic Objectives DK Safe, Reliable, & Efficient Refiner DKL Full-service Midstream Provider • One stop midstream shop • Crude, Gas & Water • Quality Assets / Strong Dividend • Peer leading acreage position in the Midland & Delaware Basins • Highest yielding MLP in the AMZI • Maximize Operating Leverage • Better Reliability • Throughput • Optimized yields • Lower cost per barrel • EOP • $130-$170mm in cash flow improvements DK/DKL Strategy 4 • Midstream Value Creation • Progress Sum of the Parts • Rising Economic Independence • Pro-Forma: ~80% DKL EBITDA to come from third-party on a pro-forma basis

DK: Value Proposition & Areas of Focus 1. EOP to lower corporate break-evens & generate higher FCF 2. Moved EOP range to $130-170mm from $80-120mm at the start of the plan 1. SRE’s: DK is the only refiner with 100% of its capacity exposed to SREs 2. The potential value of SREs exceeds DK’s market cap 3. SREs supported by the RFS and Court Rulings 1. Methodical Midstream value creation continues 2. DKL is a much stronger entity, largely economically separate from DK 3. Ready to fill the vacuum created by lack of investible midsize G&P MLPs DK’s current value creation journey is tied to EOP, SOTP & SREs EOP SOTP/ Midstream Value Creation SREs Unique Refining Strength 1. Peer leader in diesel and jet yields 2. Alkylation capabilities to take advantage of rising octane premiums 5

DKL: Value Proposition & Areas of Focus 1. Developing unique portfolio in the Delaware basin through rising processing capacity, advancing sour gas gathering/processing, and acid gas injection capabilities 1. DKL is ready to fill the vacuum created by recent midstream acquisitions for investible publicly traded midsize MLPs 2. DKL’s Leverage to Permian G&P growth with the highest yield in the AMZI, makes it a standout candidate 1. Rising acreage dedication provides long runway for growth 2. Combined crude and water offering is yielding synergy & consolidation options DKL is a premier provider of three stream midstream service in the Permian Basin with one of the best combinations of yield & growth Strong Gas Growth Growing Midland Unique Positioning 6

Tracking EOP Progress • EOP intends to improve DK's overall profitability and free cash flow at constant margins • Confident in reaching between $130 – 170 million in run-rate cash flow improvements in 2H’2025 • These improvements are reflecting in results & will achieve run-rate expectations in 2H’25 Stronger Margins $50-$80M Stronger Margins $30-$40M Reflective of estimated 2025 Uplift (Estimates in $ Millions) Efficient Costs $40–50mm Stronger Margins $90–120mm $120mm $50mm Logistics, Supply and Offtake - $70M Financial Expenses – $26M Completed / High Confidence 67% G&A - $24M Other Margin - $50M 80% 7

Decrease Total Increase EOP: From Planning Execution Results EOP has started to flow through the P&L • ~$30mm of cash improvements in 2Q’2025 • EOP improvements enable free cash flow neutrality in a below mid-cycle net crack environment 2Q24 vs. 2Q25 Refining margin and Opex per barrel 8

El Dorado EOP Improvements

- New initiatives to ensure El Dorado makes free cash flow through cycle
- $50mm margin improvement plan stems from
  - enhanced logistics,
  - reduced costs,
  - higher quality product slate
  - and higher yields
- During the second quarter ~$1.45/Bbl of EOP improvements per part of El Dorado's gross margin

El Dorado 2Q24 vs. 2Q25 Improvements



Refining Margin
$2.79
$5.21
Net Crack
$12.82
$12.64
EOP Impact on Gross Margin
~$1.45 increase
2Q24
2Q25
2Q24
2Q25
2Q24
2Q25

(1) As shown in company filings

9

Lower Costs & Improved Reliability 10(1) G&A have been normalized to exclude discontinued operations (2) Adjusted for transactions costs and restructuring costs G&A Cost (1) (2) (2) Throughput by Refinery

SOTP: Progressing Midstream Value Creation 3Q24: Acquired H2O Midstream 1Q25: Acquired Gravity Water Midstream 1Q25: Intercompany Agreements (1) Assumes DKL EBITDA is all 3rd party 11 2Q25: Commissioned Libby 2 Gas Plant

SOTP: Midstream Value Creation 12 Strategic Combination or Investments • Investment from financial players reduces DK’s stake without compromising DKL • Strategic combination boost DKL’s scale and market presence DKL unit buybacks from DK • Most tax-efficient path for DK to reduce ownership • Enhances DKL’s free cash flow and lowers distribution obligations Value Creation via Bolt-On Acquisitions • Execute accretive deals to grow DKL’s cash flow • Improve leverage, coverage ratio and reduce DK’s ownership Monetize Through Asset Sales • Capitalize on premium M&A multiples in private markets • Recycle capital while maintaining strategic flexibility Goal: • Realize full value of rising 3rd party DKL EBITDA • Complete economic separation between DK and DKL

• DKL provides one of the best combinations of cash flow growth, distribution growth and yield in the AMZI index • DKL continues to increase its third-party cash flows to become a strong independent midstream company • DKL has increased its distribution 50 quarters in a row and currently has one of the highest yield among the US listed midstream companies Peer Leading Investor Returns Increasing Economic Separation from the Sponsor Increasing Third- Party Cash Flows DKL Message: Growth, Returns, Financial Discipline & Economic Separation 13 * Pro-forma after related transaction

Focus on Free Cash Flow: Lowered 2025 Capex Reduction in capex, along with EOP efforts should enhance cash flow generation 14 Refining and Corporate Capital Spending

*Based on FactSet Estimates as of 7/23/25 DK Illustrative Valuation (based on mid-cycle EBITDA & FCF) SREs not included in valuation 15

16 Financial Summary 2nd Quarter 2025 Financial Highlights $ in millions (except per share) As Reported Adjusted Net Loss $(106.4) $(33.1) Net Loss Per Share $(1.76) $(0.56) EBITDA $59.3 $170.2

17 Total Refining Throughput 2Q 2025 vs 1Q 2025 2Q25 Production Margin per bbl Tyler El Dorado Big Spring Krotz Springs $9.95 $5.21 $9.65 $7.59 289.2 5.2 5.6 16.3 0.0 316.3 1Q25 Tyler El Dorado Big Spring Krotz Springs 2Q25 MBPD Note: Throughputs are rounded

18 Adjusted EBITDA 2Q 2025 vs 1Q 2025 ($MM) 2Q25 Adjusted EBITDA Results Refining Logistics Corporate, Other & Eliminations Discontinued Operations (Retail) $113.6 $120.2 $(62.6) $(1.0) $26.5 $141.0 $3.7 $(1.0) $170.2 1Q25 Refining Logistics Discontinued Ops, Corporate, Other & Eliminations 2Q25

19 Consolidated Cash Flow 2Q 2025 vs 1Q 2025 ($MM) (1) Includes cash and cash equivalents (2) Includes impact from the inventory intermediation agreement Note: Includes discontinued operations $623.8 $51.4 $(163.0) $103.3 $615.5 3/31/2025 Cash Balance Operating Activities Investing Activities Financing Activities 6/30/25 Cash Balance(2) (1) (1)

20 Capital Program 2025 YTD Actual $'s in Millions 2025 YTD ($ millions) Total Refining $ 97 Logistics (Delek Logistics Partners) 191 Corporate & Other 9 Capital expenditures $ 297 2025 Actual 36% 64% Regulatory & Sustaining Growth 2025 Refining and Corporate Capital Spending Forecast: $150 - $170 million

21 Net Debt 2025 vs 2024 $'s in Millions 6/30/2025 3/31/2025 12/31/2024 Consolidated long-term debt - current portion $ 9.5 $ 9.5 $ 9.5 DK long-term debt - non-current portion 879.8 880.1 880.3 DKL long-term debt - non-current portion 2,211.4 2,145.7 1,875.4 Consolidated total long-term debt $ 3,100.7 $ 3,035.3 $ 2,765.2 Less: Cash and cash equivalents 615.5 623.8 735.6 Consolidated net debt $ 2,485.2 $ 2,411.5 $ 2,029.6 Less: Delek Logistics net debt 2,210.0 2,143.6 1,870.0 Delek US, excluding DKL net debt $ 275.2 $ 267.9 $ 159.6

22 Guidance 3rd Quarter 2025 $'s in Millions Low High Operating Expenses* $210 $225 General and Administrative Expenses $52 $57 Depreciation and Amortization $100 $110 Net Interest Expense $85 $95 Barrels per day (bpd) Low High Total Crude Throughput 291,000 306,000 Total Throughput 302,000 317,000 Total Throughput by Refinery: Tyler, TX 73,000 77,000 El Dorado, AR 79,000 83,000 Big Spring, TX 69,000 72,000 Krotz Spring, LA 81,000 85,000 *Includes opex tied to DKL's new Libby gas processing plant

23 Supplemental Slides

24 Total Refining Throughput 2Q 2025 vs 2Q 2024 2Q25 Production Margin per bbl Tyler El Dorado Big Spring Krotz Springs $9.95 $5.21 $9.65 $7.59 316.0 (1.3) (3.3) 1.7 3.2 316.3 2Q24 Tyler El Dorado Big Spring Krotz Springs 2Q25 MBPD Note: Throughputs are rounded

25 Adjusted EBITDA 2Q 2025 vs 2Q 2024 ($MM) 2Q25 Adjusted EBITDA Results Refining Logistics Corporate, Other & Eliminations Discontinued Operations (Retail) $113.6 $120.2 $(62.6) $(1.0) $107.5 $71.5 $19.6 $(14.8) $(13.6) $170.2 2Q24 Refining Logistics Corporate, Other & Eliminations Discontinued Operations (Retail) 2Q25

26 Adjusted EBITDA YTD 2Q 2025 vs 2Q 2024 ($MM) YTD 2Q25 Adjusted EBITDA Results Refining Logistics Corporate, Other & Eliminations Discontinued Operations (Retail) $86.2 $236.7 $(124.8) $(1.4) $266.2 $(66.0) $36.4 $(18.8) $(21.1) $196.7 2Q24 Refining Logistics Corporate, Other & Eliminations Discontinued Operations (Retail) 2Q25

27 YTD Consolidated Cash Flow ($MM) *includes cash and cash equivalents Note: Includes discontinued operations (1) Includes impact from the inventory intermediation agreement. $735.6 $(87.9) $76.9 $(477.6) $368.5 $615.5 12/31/2024 Cash Balance* Operating Activities Excluding Working Capital Working Capital Impact Included in Operating Activities Investing Activities Financing Activities 6/30/2025 Cash Balance* (1)

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted Net Income (Loss)

$ in millions (unaudited)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Reported net loss attributable to Delek US	**$ (106.4)**	**$ (37.2)**	**$ (279.1)**	**$ (69.8)**
Adjusting items [1]				
Inventory LCM valuation (benefit) loss	(0.1)	(1.9)	0.1	(10.7)
Tax effect	—	0.4	—	2.4
Inventory LCM valuation (benefit) loss, net	(0.1)	(1.5)	0.1	(8.3)
Other inventory impact	41.9	14.6	68.1	13.2
Tax effect	(9.4)	(3.3)	(15.3)	(3.0)
Other inventory impact, net [2]	32.5	11.3	52.8	10.2
Business interruption insurance and settlement recoveries	—	(10.6)	—	(10.6)
Tax effect	—	2.4	—	2.4
Business interruption insurance and settlement recoveries, net	—	(8.2)	—	(8.2)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	6.3	0.1	4.7	9.1
Tax effect	(1.5)	—	(1.1)	(2.0)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements, net	4.8	0.1	3.6	7.1
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation	7.6	0.1	7.4	6.3
Tax effect	(1.7)	—	(1.7)	(1.4)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation, net [3]	5.9	0.1	5.7	4.9
Transaction related expenses	3.9	—	7.4	—
Tax effect	(0.9)	—	(1.7)	—
Transaction related expenses, net [2]	3.0	—	5.7	—
Restructuring costs	25.5	22.6	33.9	25.8
Tax effect	(5.7)	(5.1)	(7.6)	(5.8)
Restructuring costs, net [2]	19.8	17.5	26.3	20.0
Property settlement	—	(53.4)	—	(53.4)
Tax effect	—	12.0	—	12.0
Property settlement, net	—	(41.4)	—	(41.4)
Impairment of investments held at cost	8.6	—	8.6	—
Tax effect	(1.9)	—	(1.9)	—
Impairment of investments held at cost, net [2]	6.7	—	6.7	—
DPG inventory adjustment	0.9	—	0.9	—
Tax effect	(0.2)	—	(0.2)	—
DPG inventory adjustment, net [4]	0.7	—	0.7	—
Total adjusting items [1]	73.3	(22.1)	101.6	(15.7)
Adjusted net loss	**$ (33.1)**	**$ (59.3)**	**$ (177.5)**	**$ (85.5)**

[1] The adjustments have been tax effected using the estimated marginal tax rate, as applicable.

[2] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[3] Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA's Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

[4] Starting with the quarter ended June 30, 2025, we updated our non-GAAP financial measures to include the impact of the DPG inventory for price and volume inventory impacts. The impact to historical non-GAAP financial measures is immaterial.

28

Reconciliation of U.S. GAAP Net Income (Loss) per share to Adjusted Net Income (Loss) Per Share

$ per share (unaudited)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Reported diluted loss per share	**$ (1.76)**	**$ (0.58)**	**$ (4.55)**	**$ (1.09)**
Adjusting items, after tax (per share) [1] [2]				
Net inventory LCM valuation (benefit) loss	—	(0.02)	—	(0.13)
Other inventory impact [3]	0.54	0.18	0.86	0.16
Business interruption insurance and settlement recoveries	—	(0.13)	—	(0.13)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	0.08	—	0.06	0.11
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation [4]	0.09	—	0.09	0.08
Transaction related expenses [3]	0.05	—	0.09	—
Restructuring costs [3]	0.32	0.27	0.43	0.31
Property settlement	—	(0.64)	—	(0.64)
Impairment of investments held at cost [3]	0.11	—	0.11	—
DPG inventory adjustment, net [5]	0.01	—	0.01	—
Total adjusting items [1]	1.20	(0.34)	1.65	(0.24)
Adjusted net loss per share	**$ (0.56)**	**$ (0.92)**	**$ (2.90)**	**$ (1.33)**

[1] The adjustments have been tax effected using the estimated marginal tax rate, as applicable.

[2] For periods of Adjusted net loss, Adjustments (Adjusting Items) and Adjusted net loss per share are presented using basic weighted average shares outstanding.

[3] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[4] Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA's Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

[5] Starting with the quarter ended June 30, 2025, we updated our non-GAAP financial measures to include the impact of the DPG inventory for price and volume inventory impacts. The impact to historical non-GAAP financial measures is immaterial.

29

Reconciliation of Net (Loss) Income attributable to Delek US to Adjusted EBITDA

$ in millions (unaudited)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024	Three Months Ended March 31, 2025
Reported net loss attributable to Delek US	**$ (106.4)**	**$ (37.2)**	**$ (279.1)**	**$ (69.8)**	**$ (172.7)**
Add:					
Interest expense, net	85.9	77.7	170.0	165.4	84.1
Income tax benefit	(14.3)	(7.7)	(51.2)	(14.9)	(36.9)
Depreciation and amortization	94.1	92.1	195.4	187.3	101.3
EBITDA attributable to Delek US	**59.3**	**124.9**	**35.1**	**268.0**	**(24.2)**
Adjusting items					
Net inventory LCM valuation (benefit) loss	(0.1)	(1.9)	0.1	(10.7)	0.2
Other inventory impact [1]	41.9	14.6	68.1	13.2	26.2
Business interruption insurance and settlement recoveries	—	(10.6)	—	(10.6)	—
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	6.3	0.1	4.7	9.1	(1.6)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation [2]	7.6	0.1	7.4	6.3	(0.2)
Transaction related expenses [1]	3.9	—	7.4	—	3.5
Restructuring costs [1]	25.5	22.6	33.9	25.8	8.4
Property settlement	—	(53.4)	—	(53.4)	—
Impairment of investments held at cost [1]	8.6	—	8.6	—	—
DPG inventory adjustment [3]	0.9	—	0.9	—	—
Net income attributable to non-controlling interest	16.3	11.1	30.5	18.5	14.2
Total Adjusting items	110.9	(17.4)	161.6	(1.8)	50.7
Adjusted EBITDA	**$ 170.2**	**$ 107.5**	**$ 196.7**	**$ 266.2**	**$ 26.5**

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[2] Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA's Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

[3] Starting with the quarter ended June 30, 2025, we updated our non-GAAP financial measures to include the impact of the DPG inventory for price and volume inventory impacts. The impact to historical non-GAAP financial measures is immaterial.

30

Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA

$ in millions (unaudited)	Three Months Ended June 30, 2025 Refining	Logistics	Segment Total	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek US	$ 95.1	$ 90.1	$ 185.2	$ (108.6)	$ 76.6
Adjusting items					
Net inventory LCM valuation (benefit) loss	(0.1)	—	(0.1)	—	(0.1)
Other inventory impact [1]	41.9	—	41.9	—	41.9
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	6.3	—	6.3	—	6.3
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation [2]	—	—	—	7.6	7.6
Transaction related expenses [1]	—	2.5	2.5	1.4	3.9
Restructuring costs [1]	—	—	—	25.5	25.5
Intercompany lease impacts [1]	(29.6)	26.7	(2.9)	2.9	—
Impairment of investments held at cost[1]	—	—	—	8.6	8.6
DPG inventory adjustment [3]	—	0.9	0.9	—	0.9
Total Adjusting items	18.5	30.1	48.6	46.0	94.6
Adjusted Segment EBITDA	$ 113.6	$ 120.2	$ 233.8	$ (62.6)	$ 171.2

$ in millions (unaudited)	Three Months Ended June 30, 2024 Refining	Logistics	Segment Total	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek US	$ 17.3	$ 100.6	$ 117.9	$ 5.5	$ 123.4
Adjusting items					
Net inventory LCM valuation (benefit) loss	(1.9)	—	(1.9)	—	(1.9)
Other inventory impact [1]	14.6	—	14.6	—	14.6
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	0.1	—	0.1	—	0.1
Unrealized RINs hedging gain (loss) where the hedged item is not yet recognized in the financial statements	0.1	—	0.1	—	0.1
Restructuring costs	22.5	—	22.5	0.1	22.6
Business interruption insurance recoveries	(10.6)	—	(10.6)	—	(10.6)
Property settlement	—	—	—	(53.4)	(53.4)
Total Adjusting items	24.8	—	24.8	(53.3)	(28.5)
Adjusted Segment EBITDA	$ 42.1	$ 100.6	$ 142.7	$ (47.8)	$ 94.9

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[2] Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA's Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

[3] Starting with the quarter ended June 30, 2025, we updated our non-GAAP financial measures to include the impact of the DPG inventory for price and volume inventory impacts. The impact to historical non-GAAP financial measures is immaterial.

31

Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA

$ in millions (unaudited)	Six Months Ended June 30, 2025				
	Refining	Logistics	Segment Total	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek US	$ 78.9	$ 175.6	$ 254.5	$ (187.5)	$ 67.0
Adjusting items					
Net inventory LCM valuation (benefit) loss	0.1	—	0.1	—	0.1
Other inventory impact [1]	68.1	—	68.1	—	68.1
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	4.7	—	4.7	—	4.7
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation [2]	(5.5)	—	(5.5)	12.9	7.4
Restructuring costs [1]	0.3	—	0.3	33.6	33.9
Transaction related expenses [1]	—	5.8	5.8	1.6	7.4
Intercompany lease impacts [1]	(60.4)	54.4	(6.0)	6.0	—
Impairment of investments held at cost[1]	—	—	—	8.6	8.6
DPG inventory adjustment [3]	—	0.9	0.9	—	0.9
Total Adjusting items	7.3	61.1	68.4	62.7	131.1
Adjusted Segment EBITDA	$ 86.2	$ 236.7	$ 322.9	$ (124.8)	$ 198.1

$ in millions (unaudited)	Six Months Ended June 30, 2024				
	Refining	Logistics	Segment Total	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek US	$ 122.4	$ 200.3	$ 322.7	$ (55.9)	$ 266.8
Adjusting items					
Net inventory LCM valuation (benefit) loss	(10.7)	—	(10.7)	—	(10.7)
Other inventory impact [1]	13.2	—	13.2	—	13.2
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	9.1	—	9.1	—	9.1
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements	6.3	—	6.3	—	6.3
Restructuring costs	22.5	—	22.5	3.3	25.8
Business interruption insurance recoveries	(10.6)	—	(10.6)	—	(10.6)
Property settlement	—	—	—	(53.4)	(53.4)
Total Adjusting items	29.8	—	29.8	(50.1)	(20.3)
Adjusted Segment EBITDA	$ 152.2	$ 200.3	$ 352.5	$ (106.0)	$ 246.5

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[2] Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA's Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

[3] Starting with the quarter ended June 30, 2025, we updated our non-GAAP financial measures to include the impact of the DPG inventory for price and volume inventory impacts. The impact to historical non-GAAP financial measures is immaterial.

32

33 Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA Three Months Ended March 31, 2025 $ in millions (unaudited) Refining Logistics Segment Total Corporate, Other and Eliminations Consolidated Segment EBITDA Attributable to Delek US $ (16.2) $ 85.5 $ 69.3 $ (78.9) $ (9.6) Adjusting items Net inventory LCM valuation (benefit) loss 0.2 — 0.2 — 0.2 Other inventory impact (1) 26.2 — 26.2 — 26.2 Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements (1.6) — (1.6) — (1.6) Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation. (5.5) — (5.5) 5.3 (0.2) Restructuring costs (1) 0.3 — 0.3 8.1 8.4 Transaction related expenses (1) — 3.3 3.3 0.2 3.5 Intercompany lease impacts (1) (30.8) 27.7 (3.1) 3.1 — Total Adjusting items (11.2) 31.0 19.8 16.7 36.5 Adjusted Segment EBITDA $ (27.4) $ 116.5 $ 89.1 $ (62.2) $ 26.9 (1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 1Q25 the Earnings Release.

Reconciliation of Income (Loss) from Continuing Operations, Net of Tax to Adjusted EBITDA from Continuing Operations

Reconciliation of Income (Loss) from Continuing Operations, Net of Tax to Adjusted EBITDA from Continuing Operations

$ in millions (unaudited)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024	Three Months Ended March 31, 2025
Reported loss from continuing operations, net of tax	**$ (89.3)**	**$ (33.8)**	**$ (247.5)**	**$ (62.2)**	**$ (158.2)**
Add:					
Interest expense, net	85.9	77.6	170.0	165.3	84.1
Income tax benefit	(14.1)	(8.8)	(50.9)	(16.4)	(36.8)
Depreciation and amortization	94.1	88.4	195.4	180.1	101.3
EBITDA attributable to Delek US	**76.6**	**123.4**	**67.0**	**266.8**	**(9.6)**
Adjusting items					
Net inventory LCM valuation (benefit) loss	(0.1)	(1.9)	0.1	(10.7)	0.2
Other inventory impact [1]	41.9	14.6	68.1	13.2	26.2
Business interruption insurance and settlement recoveries	—	(10.6)	—	(10.6)	—
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	6.3	0.1	4.7	9.1	(1.6)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation [2]	7.6	0.1	7.4	6.3	(0.2)
Transaction related expenses [1]	3.9	—	7.4	—	3.5
Restructuring costs [1]	25.5	22.6	33.9	25.8	8.4
Property settlement	—	(53.4)	—	(53.4)	—
Impairment of investments held at cost [1]	8.6	—	8.6	—	
DPG inventory adjustment [3]	0.9	—	0.9	—	
Total Adjusting items	94.6	(28.5)	131.1	(20.3)	36.5
Adjusted EBITDA from continuing operations	**$ 171.2**	**$ 94.9**	**$ 198.1**	**$ 246.5**	**$ 26.9**

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[2] Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA's Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

[3] Starting with the quarter ended June 30, 2025, we updated our non-GAAP financial measures to include the impact of the DPG inventory for price and volume inventory impacts. The impact to historical non-GAAP financial measures is immaterial.

34

35 Reconciliation of Income (Loss) from Discontinued Operations, Net of Tax to Adjusted EBITDA from Discontinued Operations Reconciliation of Income (Loss) from Discontinued Operations, Net of Tax to Adjusted EBITDA from Discontinued Operations Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, $ in millions (unaudited) 2025 2024 2025 2024 2025 Reported (loss) income form discontinued operations, net of tax $ (0.8) $ 7.7 $ (1.1) $ 10.9 $ (0.3) Add: Interest expense, net — 0.1 — 0.1 — Income tax (benefit) expense (0.2) 1.1 (0.3) 1.5 (0.1) Depreciation and amortization — 3.7 — 7.2 — EBITDA attributable to discontinued operations (1.0) 12.6 (1.4) 19.7 (0.4) Adjusting items Total Adjusting items — — — — — Adjusted EBITDA from discontinued operations $ (1.0) $ 12.6 $ (1.4) $ 19.7 $ (0.4)